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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): June 8, 2000
                                                           -----------------

                               CAMINUS CORPORATION
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       000-28085                                     13-4081739
       ---------                                     ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)

                                747 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (212) 888-3600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On June 8, 2000, the Registrant engaged KPMG LLP to act as the Registrant's independent certified public accountant. KPMG LLP replaces PricewaterhouseCoopers LLP, whose services were terminated on May 19, 2000. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging KPMG LLP, the Registrant did not consult with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any subject matter of a disagreement or reportable event with the Registrant's former accountant.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAMINUS CORPORATION

Date: June 9, 2000                    /s/ MARK A. HERMAN
                                        -------------------------------
                                        Mark A. Herman
                                        Chief Financial Officer





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